OPENDOOR TECHNOLOGIES INC. NON-GAAP MEASURES & KEY METRICS (Unaudited) Period Ended ($ in millions, except markets, homes purchased, homes sold, homes in inventory, and margins) Q3 2023 Q2 2023 Q1 2023 Q4 2022 Q3 2022 Key Metrics Total Markets (at period end) 53 53 53 53 51 Total Revenue $ 980 $ 1,976 $ 3,120 $ 2,857 $ 3,361 Homes Purchased 3,136 2,680 1,747 3,427 8,380 Homes Sold 2,687 5,383 8,274 7,512 8,520 Homes in Inventory (at period end) 4,007 3,558 6,261 12,788 16,873 Inventory (at period end) $ 1,311 $ 1,149 $ 2,118 $ 4,460 $ 6,093 Non-GAAP Financial Measures Adjusted Gross Profit (Loss) $ 84 $ 7 $ (102) $ (92) $ 110 Selling Costs (28) (58) (85) (78) (100) Holding Costs (13) (39) (54) (37) (32) Contribution Profit (Loss) $ 43 $ (90) $ (241) $ (207) $ (22) Adjusted EBITDA $ (49) $ (168) $ (341) $ (351) $ (211) Adjusted Net Loss $ (75) $ (197) $ (409) $ (467) $ (328) Margins Total Revenue 100.0% 100.0% 100.0% 100.0% 100.0 % Adjusted Gross Margin 8.6% 0.4% (3.3) % (3.2) % 3.3 % Contribution Margin 4.4% (4.6) % (7.7) % (7.2) % (0.7) % Adjusted EBITDA (5.0) % (8.5) % (10.9) % (12.3) % (6.3) % Adjusted Net Loss (7.7) % (10.0) % (13.1) % (16.3) % (9.8) % Exhibit 99.3

OPENDOOR TECHNOLOGIES INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (In millions, except share amounts which are presented in thousands, and per share amounts) (Unaudited) Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 REVENUE $ 980 $ 3,361 $ 6,076 $ 12,710 COST OF REVENUE 884 3,786 5,661 12,114 GROSS PROFIT (LOSS) 96 (425) 415 596 OPERATING EXPENSES: Sales, marketing and operations 85 260 397 812 General and administrative 48 85 158 323 Technology and development 42 40 121 121 Restructuring — — 10 — Total operating expenses 175 385 686 1,256 LOSS FROM OPERATIONS (79) (810) (271) (660) GAIN ON EXTINGUISHMENT OF DEBT — — 182 — INTEREST EXPENSE (47) (115) (174) (272) OTHER INCOME (LOSS) – Net 20 (2) 80 (20) LOSS BEFORE INCOME TAXES (106) (927) (183) (952) INCOME TAX EXPENSE — (1) (1) (2) NET LOSS $ (106) $ (928) $ (184) $ (954) Net loss per share attributable to common shareholders: Basic $ (0.16) $ (1.47) $ (0.28) $ (1.53) Diluted $ (0.16) $ (1.47) $ (0.28) $ (1.53) Weighted-average shares outstanding: Basic 662,149 629,535 651,939 624,581 Diluted 662,149 629,535 651,939 624,581

OPENDOOR TECHNOLOGIES INC. CONDENSED CONSOLIDATED BALANCE SHEETS (In millions, except share data) (Unaudited) September 30, 2023 December 31, 2022 ASSETS CURRENT ASSETS: Cash and cash equivalents $ 1,154 $ 1,137 Restricted cash 1,224 654 Marketable securities 72 144 Escrow receivable 11 30 Real estate inventory, net 1,311 4,460 Other current assets ($0 and $1 carried at fair value) 47 41 Total current assets 3,819 6,466 PROPERTY AND EQUIPMENT – Net 68 58 RIGHT OF USE ASSETS 27 41 GOODWILL 4 4 INTANGIBLES – Net 7 12 OTHER ASSETS 22 27 TOTAL ASSETS $ 3,947 $ 6,608 LIABILITIES AND SHAREHOLDERS’ EQUITY CURRENT LIABILITIES: Accounts payable and other accrued liabilities $ 67 $ 110 Non-recourse asset-backed debt - current portion — 1,376 Interest payable 1 12 Lease liabilities - current portion 6 7 Total current liabilities 74 1,505 NON-RECOURSE ASSET-BACKED DEBT – Net of current portion 2,330 3,020 CONVERTIBLE SENIOR NOTES 502 959 LEASE LIABILITIES – Net of current portion 20 38 OTHER LIABILITIES 1 — Total liabilities 2,927 5,522 SHAREHOLDERS’ EQUITY: Common stock, $0.0001 par value; 3,000,000,000 shares authorized; 668,592,580 and 637,387,025 shares issued, respectively; 668,592,580 and 637,387,025 shares outstanding, respectively — — Additional paid-in capital 4,263 4,148 Accumulated deficit (3,242) (3,058) Accumulated other comprehensive loss (1) (4) Total shareholders’ equity 1,020 1,086 TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY $ 3,947 $ 6,608

OPENDOOR TECHNOLOGIES INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In millions) (Unaudited) Nine Months Ended September 30, 2023 2022 CASH FLOWS FROM OPERATING ACTIVITIES: Net loss $ (184) $ (954) Adjustments to reconcile net loss to cash, cash equivalents, and restricted cash provided by (used in) operating activities: Depreciation and amortization  50 59 Amortization of right of use asset 5 6 Stock-based compensation 94 178 Inventory valuation adjustment 54 663 Change in fair value of equity securities 4 36 Other 6 (1) Origination of mortgage loans held for sale — (118) Proceeds from sale and principal collections of mortgage loans held for sale 1 128 Gain on extinguishment of debt (182) — Changes in operating assets and liabilities: Escrow receivable 19 (70) Real estate inventory 3,082 (663) Other assets (15) — Accounts payable and other accrued liabilities (29) 73 Interest payable (10) 4 Lease liabilities (9) (6) Net cash provided by (used in) operating activities 2,886 (665) CASH FLOWS FROM INVESTING ACTIVITIES: Purchase of property and equipment (28) (33) Purchase of marketable securities — (28) Proceeds from sales, maturities, redemptions and paydowns of marketable securities 75 293 Purchase of non-marketable equity securities — (25) Proceeds from sale of non-marketable equity securities 1 3 Capital returns of non-marketable equity securities — 3 Acquisitions, net of cash acquired — (3) Net cash provided by investing activities 48 210 CASH FLOWS FROM FINANCING ACTIVITIES: Repurchase of convertible senior notes (270) — Proceeds from exercise of stock options 2 4 Proceeds from issuance of common stock for ESPP 2 2 Proceeds from non-recourse asset-backed debt 238 9,160 Principal payments on non-recourse asset-backed debt (2,315) (8,179) Proceeds from other secured borrowings — 114 Principal payments on other secured borrowings — (121)

Payment of loan origination fees and debt issuance costs — (24) Payment for early extinguishment of debt (4) — Net cash (used in) provided by financing activities (2,347) 956 NET INCREASE IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH 587 501 CASH, CASH EQUIVALENTS, AND RESTRICTED CASH – Beginning of period 1,791 2,578 CASH, CASH EQUIVALENTS, AND RESTRICTED CASH – End of period $ 2,378 $ 3,079 SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION – Cash paid during the period for interest $ 169 $ 248 DISCLOSURES OF NONCASH ACTIVITIES: Stock-based compensation expense capitalized for internally developed software $ 17 $ 13 RECONCILIATION TO CONDENSED CONSOLIDATED BALANCE SHEETS: Cash and cash equivalents $ 1,154 $ 1,327 Restricted cash 1,224 1,752 Cash, cash equivalents, and restricted cash $ 2,378 $ 3,079

OPENDOOR TECHNOLOGIES INC. NON-GAAP FINANCIAL MEASURES (Unaudited) Reconciliation of our Adjusted Gross Profit (Loss) and Contribution Profit (Loss) to our Gross Profit (Loss) Three Months Ended (in millions, except percentages and homes sold, or as noted) September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 Gross profit (loss) (GAAP) $ 96 $ 149 $ 170 $ 71 $ (425) Gross Margin 9.8% 7.5% 5.4% 2.5% (12.6) % Adjustments: Inventory valuation adjustment – Current Period͏ (1)(2) 17 14 23 73 573 Inventory valuation adjustment – Prior Periods͏ (1)(3) (29) (156) (295) (236) (38) Restructuring in cost of revenue͏ — — — — — Adjusted Gross Profit (Loss) $ 84 $ 7 $ (102) $ (92) $ 110 Adjusted Gross Margin 8.6% 0.4% (3.3) % (3.2) % 3.3 % Adjustments: Direct selling costs (4) (28) (58) (85) (78) (100) Holding costs on sales – Current Period͏ (5)(6) (4) (6) (13) (10) (14) Holding costs on sales – Prior Periods͏ (5)(7) (9) (33) (41) (27) (18) Contribution Profit (Loss) $ 43 $ (90) $ (241) $ (207) $ (22) Homes sold in period 2,687 5,383 8,274 7,512 8,520 Contribution Profit (Loss) per Home Sold (in thousands) $ 16 $ (17) $ (29) $ (28) $ (3) Contribution Margin 4.4% (4.6) % (7.7) % (7.2) % (0.7) % (1) Inventory valuation adjustment includes adjustments to record real estate inventory at the lower of its carrying amount or its net realizable value. (2) Inventory valuation adjustment — Current Period is the inventory valuation adjustments recorded during the period presented associated with homes that remain in inventory at period end. (3) Inventory valuation adjustment — Prior Periods is the inventory valuation adjustments recorded in prior periods associated with homes that sold in the period presented. (4) Represents selling costs incurred related to homes sold in the relevant period. This primarily includes broker commissions, external title and escrow- related fees and transfer taxes. (5) Holding costs include mainly property taxes, insurance, utilities, homeowners association dues, cleaning and maintenance costs. Holding costs are included in Sales, marketing, and operations on the Condensed Consolidated Statements of Operations. (6) Represents holding costs incurred in the period presented on homes sold in the period presented. (7) Represents holding costs incurred in prior periods on homes sold in the period presented.

OPENDOOR TECHNOLOGIES INC. NON-GAAP FINANCIAL MEASURES (Unaudited) Reconciliation of our Adjusted Net Loss and Adjusted EBITDA to our Net (Loss) Income Three Months Ended (in millions, except percentages) September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 Net (loss) income (GAAP) $ (106) $ 23 $ (101) $ (399) $ (928) Adjustments: Stock-based compensation 31 21 42 (7) 52 Equity securities fair value adjustment(1) 11 (6) (1) (1) 11 Intangibles amortization expense(2) 2 1 2 2 2 Inventory valuation adjustment – Current Period͏(3)(4) 17 14 23 73 573 Inventory valuation adjustment — Prior Periods͏(3)(5) (29) (156) (295) (236) (38) Restructuring(6) — 10 — 17 — (Gain) loss on extinguishment of debt — (104) (78) 25 — Goodwill impairment — — — 60 — Legal contingency accrual and related expenses — — — 1 — Other(7) (1) — (1) (2) — Adjusted Net Loss $ (75) $ (197) $ (409) $ (467) $ (328) Adjustments: Depreciation and amortization, excluding amortization of intangibles 9 9 12 12 8 Property financing(8) 38 44 60 93 102 Other interest expense(9) 9 9 14 20 13 Interest income(10) (30) (34) (18) (9) (7) Income tax expense — 1 — — 1 Adjusted EBITDA $ (49) $ (168) $ (341) $ (351) $ (211) Adjusted EBITDA Margin (5.0) % (8.5) % (10.9) % (12.3) % (6.3) % (1) Represents the gains and losses on certain financial instruments, which are marked to fair value at the end of each period. (2) Represents amortization of acquisition-related intangible assets. The acquired intangible assets have useful lives ranging from 1 to 5 years and amortization is expected until the intangible assets are fully amortized. (3) Inventory valuation adjustment includes adjustments to record real estate inventory at the lower of its carrying amount or its net realizable value. (4) Inventory valuation adjustment — Current Period is the inventory valuation adjustments recorded during the period presented associated with homes that remain in inventory at period end. (5) Inventory valuation adjustment — Prior Periods is the inventory valuation adjustments recorded in prior periods associated with homes that sold in the period presented. (6) Restructuring costs consist primarily of severance and employee termination benefits, relocation packages and bonuses as well as costs related to the exiting of certain non-cancelable leases. (7) Includes primarily sublease income, income from equity method investments, and gain on lease termination. (8) Includes interest expense on our non-recourse asset-backed debt facilities. (9) Includes amortization of debt issuance costs and loan origination fees, commitment fees, unused fees, other interest related costs on our asset-backed debt facilities, interest expense related to the 2026 convertible senior notes outstanding, and interest expense on other secured borrowings. (10) Consists mainly of interest earned on cash, cash equivalents, restricted cash, and marketable securities.